EXHIBIT 99.1

0 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole us e o f the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally prote cte d, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2015 Gartner, Inc . and/or its affiliates. All rights reserved. Brian Shipman Group Vice President, Investor Relations

1 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Statements contained in this presentation regarding the growth and prospects of the business, the Company’s projected 2015 financial results, long - term objectives and all other statements in this presentation other than recitation of historical facts are forward looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward looking stateme nts involve known and unknown risks, uncertainties and other factors; consequently, actual results may differ materially from tho se expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to, the ability to maintain and exp and Gartner’s products and services; the ability to expand or retain Gartner’s customer base; the ability to grow or sustain reve nue from individual customers; the ability to attract and retain a professional staff of research analysts and consultants upon w hom Gartner is dependent; the ability to achieve and effectively manage growth, including the ability to integrate acquisitions a nd consummate acquisitions in the future; the ability to pay Gartner’s debt obligations; the ability to achieve continued custom er renewals and achieve new contract value, backlog and deferred revenue growth in light of competitive pressures; the ability t o carry out Gartner’s strategic initiatives and manage associated costs; the ability to successfully compete with existing comp eti tors and potential new competitors; the ability to enforce our intellectual property rights; additional risks associated with inte rna tional operations including foreign currency fluctuations; the impact of restructuring and other charges on Gartner’s businesses and operations; general economic conditions; risks associated with the credit worthiness and budget cuts of governments and agencies; and other risks listed from time to time in Gartner’s reports filed with the Securities and Exchange Commission, including Gartner’s most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. The Company’s SEC filings can be found on Gartner’s website at investor.gartner.com and on the SEC’s website at www.sec.gov . Forward looking statements included herein speak only as of February 12, 2015 and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after this date or to reflect the occurrence of unanticip ate d events or circumstances . Forward Looking Statements

2 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 2 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Agenda Introduction Brian Shipman Business Overview Gene Hall Research Peter Sondergaard Events Alwyn Dawkins Consulting Per Anders Waern Break Sales David Godfrey Financial Overview Craig Safian Summary/Q&A Gene Hall and Craig Safian

3 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole us e o f the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally prote cte d, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2015 Gartner, Inc . and/or its affiliates. All rights reserved. Gene Hall CEO

4 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Ongoing Performance Improvement

5 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Disruptive, Technology - Based Innovation

6 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Security Threats

7 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 7 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

8 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Winning Strategy Strong Value Proposition Vast Market Opportunity Exceptional Business Model

9 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Note: Percentages based on midpoint of 2015 revenue guidance . Extraordinary Research Insight 11% Gartner Events Business 16% Gartner Consulting Business 73% Gartner Research Business

10 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Contract Value EBITDA EPS Cash Flow Consistent, Double - Digit Growth: Impressive Sustained Track Record of Performance

11 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. A Vast, Untapped Market Opportunity 8 Other Business Leaders 8 Marketing Function IT Function Technical Professionals CIOs IT Leaders 14 19 5 Supply Chain Function 4 Gartner CV $1.6 (in $ billions) $38 $58B Gartner Estimated Current Market

12 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Winning Growth Strategy Performance - Driven Leadership Team Continuous Improvement and Innovation

13 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Winning Growth Strategy

14 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

15 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Winning Growth Strategy

16 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner sales people

17 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Winning Growth Strategy

18 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner product set

19 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Winning Growth Strategy

20 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

21 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Winning Growth Strategy Performance - Driven Leadership Team Continuous Improvement and Innovation

22 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Performance Driven Leadership Team Tenure World - Class Talent Global 8 years Avg Tenure in Role 14 years Avg Tenure at Gartner Nationality Source of Leadership US Non - US External 31% Acquisition 8% Promotion 62%

23 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 2007 2014

24 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 EPS from Continuing Operations 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Free Cash Flow Contract Value Normalized EBITDA 12% CAGR 30% CAGR 38% CAGR 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 14% CAGR

25 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Winning Strategy Strong Value Proposition Vast Market Opportunity Exceptional Business Model

26 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 26 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

27 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole us e o f the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally prote cte d, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2015 Gartner, Inc . and/or its affiliates. All rights reserved. Peter Sondergaard Senior Vice President, Research

28 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Today’s Roadmap Accelerating Impact of Technology Unparalleled Value of Gartner Research Innovative Products

DIGITAL BUSINESS NEW BUSINESS DESIGNS MERGING THE VIRTUAL AND PHYSICAL WORLDS

THE INTERNET OF THINGS THE NETWORK OF PHYSICAL OBJECTS THAT CONTAIN EMBEDDED TECHNOLOGY TO SENSE OR INTERACT WITH THEIR INTERNAL STATE OR EXTERNAL ENVIRONMENT

DIGITAL BUSINESS NEW BUSINESS DESIGNS MERGING THE VIRTUAL AND PHYSICAL WORLDS

32 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. POWER INVESTMENTS PEOPLE

33 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. POWER

TECHNOLOGY START - UP Every business unit is a

35 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 38% Outside of IT 2017: 50%+ Outside of IT Business Technology Spending Source: Gartner IT Key Metrics Data 2014

36 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. INVESTMENTS

IT Budget Allocation 19% 16% 24% 11% 13% 7% 10% Application Development Application Support Data Center End User Computing Networks Service Desk Management Applications Infrastructure and Operations Source: Gartner IT Key Metrics Data 2014 Management

Services 23% Software 20% Hardware 16% Personnel 41% IT Budget Allocation Source: Gartner IT Key Metrics Data 2014

Personnel 41% IT Budget Allocation Source: Gartner IT Key Metrics Data 2014

IT Personnel Allocation Infrastructure and Operations 39% Service Desk 10% Application Development 21% Application Support 18% IT Management 8% Finance and Administration 4% Source: Gartner IT Key Metrics Data 2014

Digital Budget Allocation Services 23% Software 20% Hardware 16% Personnel 41% Services 45% Software 20% Hardware 10% Personnel 25% IT Budget Allocation Source: Gartner IT Key Metrics Data 2014

42 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. PEOPLE

Infrastructure and Operations 39% Service Desk 10% Application Development 21% Application Support 18% IT Management 8% Finance and Administration 4% Data Scientists 20% Digital Product Leadership 20% Software Development 17% Customer Experience 8% Supplier Management 10% Infrastructure and Operations 15% Leadership and Management 10% Digital Personnel Allocation IT Personnel Allocation Source: Gartner IT Key Metrics Data 2014

Now 2017 2020 • Mobile • User Experience • Data Sciences • Smart Machines • Internet of Things • Robotics • Automated Judgment • System Integration • Digital Architects • Regulatory • Risk

45 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Predicts By 2017, 75% of IT organizations will have a bimodal capability

46 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Predicts By 2018, digital businesses will require 50% fewer business process workers

1. Information Technology 2. Staffing and Talent 3. Innovation / Research & Development 4. Marketing 5. Partnership, Alliances and Value Networks TOP 5 CEO PRIORITIES, 2014

48 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Accelerating Impact of Technology Unparalleled Value of Gartner Research Innovative Products

49 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Research Expertise Research Processes Research Deliverables

50 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Research Expertise Over 1,020 analysts in 32 countries Over 170 based in APAC, over 250 based in Europe Minimum 15 years of experience at time of hire 60% have 20+ years of industry experience Single digit attrition rates Subject Matter Experts 600 250 170

51 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Research Expertise Transparency Objectivity Quality

52 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Research Process Decision makers in 10,000 enterprises 17,000 senior Technology Executives Over 20 global education and R&D institutions Analysts

53 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Research Process 5,000 Documents 215,000 One - on - one Interactions 2.9 Million End - user Searches 17,000 Strategy Reviews 4,900 Contract Reviews

54 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Research Deliverables Mission Critical Priorities: Written Research Access to Experts Coaching and Peer Interactions 1 2 3

55 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Research Deliverables Written Research Mission Critical Priorities: Digital Business Strategy Security Strategy & Implementation Analytics & Big Data Technology IT Cost Management Cloud Technology Implementation Access to Experts Coaching and Peer Interactions 1 2 3

56 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Research Deliverables Written Research 1 Access to Experts Coaching and Peer Interactions > 5,000 New Documents 100+ New Market Guides 30+ New Magic Quadrants 115+ New Critical Capabilities

57 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Research Deliverables Written Research Access to Experts Coaching and Peer Interactions 2 215,000 One - on - one Interactions 4.5 Quality Rating

58 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Research Deliverables Written Research Access to Experts Coaching and Peer Interactions 3 5 ,000 CIOs with coaches 26,000 in Gartner Peer Social Network

59 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Accelerating Impact of Technology Unparalleled Value of Gartner Research Innovative Products

60 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research – Market Opportunity IT Function IT Function IT Leaders 18 CIOs 5 Technical Professionals 12 (in $ billions)

61 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research – Market Opportunity IT Function IT Function CIOs 5 Gartner for IT Executives Equip CIOs and senior executives with the tools and insights they need to deliver exceptional business results for their organizations and develop themselves as successful business leaders . Gartner for IT Leaders Provides IT leaders with just - in - time, role - specific insight and advice from Gartner analysts to drive success on critical initiatives and IT purchases . IT Leaders 19 Technical Professionals 14 Gartner for Technical Professionals Provides technical teams with in - depth advice for implementing the CIO’s strategy through project - based research and reference architecture . (in $ billions) $38

62 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research – Market Opportunity Supply Chain Function Supply Chain Function

63 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research – Market Opportunity Supply Chain Function Gartner for Supply Chain Leaders Provides Supply Chain Leaders in consumer , healthcare and industrial value chains tools and advice tied to their key initiatives, to improve business performance. IT Function Technical Professionals CIOs IT Leaders 14 19 5 Supply Chain Function 4 (in $ billions) $38

64 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research – Market Opportunity Marketing Function Marketing Function

65 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research – Market Opportunity Marketing Function Gartner for Marketing Leaders Provide Digital Marketing Leaders with tools and advice tied to their key initiatives, to make better, more informed decisions. 8 Marketing Function IT Function Technical Professionals CIOs IT Leaders 14 19 5 Supply Chain Function 4 (in $ billions) $38

66 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research – Market Opportunity Other Business Leaders Other Business Leaders

67 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research – Market Opportunity Other Business Leaders Gartner for Business Leaders Provides business leaders in Technology and Service providers with the tools and insight to ensure they succeed in the marketplace. 8 Other Business Leaders 8 Marketing Function IT Function Technical Professionals CIOs IT Leaders 14 19 5 Supply Chain Function 4 (in $ billions) $38

68 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Research Vast Untapped Market Opportunity 8 Other Business Leaders 8 Marketing Function IT Function Technical Professionals CIOs IT Leaders 14 19 5 Supply Chain Function 4 Gartner CV $1.6 (in $ billions) $38 $58B Gartner Estimated Current Market

69 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Value Proposition Save Time Save Money Gain Resources Gain Confidence

70 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Winning Strategy Strong Value Proposition Vast Market Opportunity Exceptional Business Model

71 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole us e o f the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally prote cte d, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2015 Gartner, Inc . and/or its affiliates. All rights reserved. Alwyn Dawkins Senior Vice President, Gartner Events

72 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Winning Strategy Strong Value Proposition Vast Market Opportunity Exceptional Business Model

73 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Events Segment Revenue: 2009 – 2014 Note: All figures are as reported in USD in millions reported exchange rates 100 121 148 174 199 228 2014 2013 2012 2011 2009 2010

74 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Events Differentiated live events leveraging research content

75 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 75 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

76 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 76 © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Our mission: Make every conference we produce the MUST ATTEND event for the communities we serve

77 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Events World’s Leading IT Conference Producer 62 Events 49,000+ Attendees 6 Continents 2,250 Exhibitors

78 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Events Business Current Relevant Actionable

79 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 79 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

80 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Attendee Value Proposition Face - to - face Analyst interaction Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice

81 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Attendee Value Proposition Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice Face - to - face Analyst interaction

82 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Attendee Value Proposition Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice Face - to - face Analyst interaction

83 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Attendee Value Proposition Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice Face - to - face Analyst interaction

84 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Attendee Value Proposition 84 Industry leaders Unparalleled peer networking Access to leading solution providers Actionable advice Face - to - face Analyst interaction

85 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Exhibitor Value Proposition Face - to - face interaction with high level attendees Cost effective lead generation

86 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 86 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

87 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 2014 Gartner Event Portfolio 62 strategic conferences covering all major geographies, attracting more than 49,000 technology and business professionals

88 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

89 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. UNITED STATES October 5 – 9 SPAIN November 9 – 13 JAPAN October 28 – 30 AUSTRALIA November 17 – 20 BRAZIL October 28 – 30 INDIA October 14 – 17 SOUTH AFRICA September 10 – 12 UNITED ARAB EMIRATES April 1 – 3 The World’s Most Important Gathering of CIOs and Senior IT Executives Over 20,000 Participants including 6,200 CIOs

90 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. # GartnerSYM One of the recommendations at Gartner Symposium/ ITxpo is that organizations must evaluate big data technologies with an eye on what’s possible and practical for seizing opportunities in the future and today . CNBC: Tech Market ‘ Strong ’ In 2015: Peter Sondergaard , Senior Vice President global head of Research at Gartner, says that the global tech market will show strength in 2015. Compelling narratives around IT value are something of a mini meme at this year’s Gartner Symposium. On Monday, Peter Sondergaard , Gartner’s SVP global head of Research , said that becoming great storytellers to communicate IT value is ‘a critical skill set.’

91 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Global Symposium Strategy Driving Increased CIO Attendance 2012 2011 2010 2009 2008 2013 2014 2,000 6,200

92 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 2015 Gartner Event Portfolio 65 Strategic Conferences

93 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Winning Strategy Strong Value Proposition Vast Market Opportunity Exceptional Business Model

94 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 94 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

95 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole us e o f the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally prote cte d, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2015 Gartner, Inc . and/or its affiliates. All rights reserved. Per Anders Waern Senior Vice President, Gartner Consulting

96 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Consulting Longer - term differentiated engagements leveraging Gartner research Gartner Consulting Business Extraordinary Research Insight Gartner Consulting Business

97 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Winning Strategy Strong Value Proposition Vast Market Opportunity Exceptional Business Model

98 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Consulting Independent and Objective Powered by Gartner Research Proprietary Benchmark Enabled Extraordinary Research Insight Gartner Consulting Business

99 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Consulting Increased number of Managing Partners Highly relevant offerings Revenue +11% 348 2013 2014 314

100 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Consulting Benchmarking Best Practices Products and Pricing Extraordinary Research Insight Gartner Consulting Business

101 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Benchmark Analytics >5K IT environments annually Roadmap of priorities Become digital ready

102 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Best Practices For Key IT Initiatives Research driven Benchmark informed From good to great

103 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Best Practices For Key IT Initiatives Embrace disruption Leverage the Nexus of Forces Mitigate risks

104 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Right Products, Right Terms, Right Pricing Needs assessment Negotiation of money saving terms and conditions Focus on bottom line impact

105 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Right Products, Right Terms, Right Pricing Needs assessment Negotiation of money saving terms and conditions Focus on bottom line impact $500M

106 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Consulting Independent and Objective Powered by Gartner Research Proprietary Benchmark Enabled Gartner Consulting Business Extraordinary Research Insight Gartner Consulting Business

107 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Experienced Senior Practitioners 535 billable Consultants Over $400K average annual revenue per head Powerful value proposition for attracting top talent

108 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Managing Partners Long term, trust based relationships Repeat business 92 Managing Partners

109 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Improved Efficiency Through Managing Partner Model Utilization +390 BPS Revenue per Consultant + 8% 2014 68% 2013 64% 2014 442 2013 409 2014 367 2013 356 Bill Rate +3%

110 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. $100M Backlog

111 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Winning Strategy Strong Value Proposition Vast Market Opportunity Exceptional Business Model

112 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole us e o f the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally prote cte d, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2015 Gartner, Inc . and/or its affiliates. All rights reserved. David Godfrey Senior Vice President, Worldwide Sales

113 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Headcount Growth 14% Productivity Improvement 14%

114 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Note: Percentages based on midpoint of 2015 revenue guidance. Extraordinary Research Insight 11% Gartner Events Business 16% Gartner Consulting Business 73% Gartner Research Business

115 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Sales

116 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Sales 1,881 quota - bearing sales associates • 325% growth since 2004 • Roughly split between NA and ROW Profile of a Ga r tner Account Executive • Highly motivated • Great sales DNA • Passionate • Goal oriented

117 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. $58B Gartner Estimated Current Market

118 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 110,000 Enterprises in our Database

119 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 9% 10,000 Current Enterprise Penetration

120 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Client Enterprise and Contract Value Growth 5,818 6,215 6,318 6,798 6,400 6,544 7,680 8,070 8,630 9,071 # Of Client Enterprises 2012 2011 2010 2009 2008 2007 2006 2005 2004 2013 +887 9,958 +14% FX Neutral 2014 2012 2011 2010 2009 2008 2007 2006 2005 2004 2013 $509M $593M $640M $753M $834M $784M $978M $1,116M $1,263M Research Contract Value 2014 $1,423M $1,603M

121 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. … … … … … Research Sold as Subscriptions to Individuals • Role - based • Recurring revenue IT Functional Leaders CIO IT Professionals

122 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. … … … … … Research Sold as Subscriptions to Individuals • Role - based • Recurring revenue IT Functional Leaders CIO IT Professionals

123 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. … … … … … Research Sold as Subscriptions to Individuals IT Functional Leaders CIO IT Professionals

124 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. … … … … … Research Sold as Subscriptions to Individuals IT Functional Leaders CIO IT Professionals

125 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Winning Strategy Strong Value Proposition Vast Market Opportunity Exceptional Business Model

126 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Sales Strategy to Capture Market Opportunity Coverage Capacity Effectiveness

127 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Capacity Sales Strategy to Capture Market Opportunity Coverage Effectiveness

128 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Coverage Sales Strategy to Capture Market Opportunity Capacity Effectiveness

129 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Effectiveness Sales Strategy to Capture Market Opportunity Coverage Capacity

Sales Strategy to Capture Market Opportunity • Grow sales headcount 15 – 20% annually • Architected recruitment and training plan Capacity 130 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

443 550 663 806 928 942 1,049 1,268 1,417 1,643 1,881 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Direct Quota Bearing Headcount Sales Strategy to Capture Market Opportunity Capacity • Grow sales headcount 15 – 20% annually • Architected recruitment and training plan 131 CONFIDENTIAL AND PROPRIETARY © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

Coverage Sales Strategy to Capture Market Opportunity • Matched to global opportunity • Emphasizing client intimacy 132 CONFIDENTIAL AND PROPRIETARY © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

Coverage 88 95 101 111 130 120 127 138 146 157 161 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Average Contract Value per Enterprise ($K) 5,818 6,215 6,318 6,798 6,400 6,544 7,680 8,070 8,630 9,071 9,958 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Research Client Enterprises Sales Strategy to Capture Market Opportunity • Matched to global opportunity • Emphasizing client intimacy 133 CONFIDENTIAL AND PROPRIETARY © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

134 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Sales Strategy to Capture Market Opportunity Coverage Capacity Effectiveness

135 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 135 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

Sales Strategy to Capture Market Opportunity • Great Talent • World Class Training • Proprietary Tools and Best Practices Effectiveness 136 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

137 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Best Place To Work, Employees’ Choice Winner 2012, 2013 and 2014 One of Americas Best Companies to Work for in 2014 Gartner Sales: A Great Place to Work Gartner reputation

138 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Gartner Sales: A Great Place to Work Gartner culture • Strategic relationships • Collaboration • Leading tools and best practices • Innovative products

139 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Winning Strategy Strong Value Proposition Vast Market Opportunity Exceptional Business Model

140 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole us e o f the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally prote cte d, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2015 Gartner, Inc . and/or its affiliates. All rights reserved. Craig Safian Chief Financial Officer

141 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Winning Strategy Strong Value Proposition Vast Market Opportunity Exceptional Business Model

142 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Today’s Roadmap Strong Fundamentals 2015 Outlook Margins and Sales Productivity Cash/Capital Deployment

143 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Strong F undamentals : Market opportunity 8 Other Business Leaders 8 Marketing Function IT Function Technical Professionals CIOs IT Leaders 14 19 5 Supply Chain Function 4 Gartner CV $1.6 (in $ billions) $38 $58B Gartner Estimated Current Market

144 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. High level of conversion from earnings into FCF Strong f undamentals: Attractive and predictable business m odel Subscription - based business model High renewal rates High incremental gross margins Strong balance sheet & available liquidity

145 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals : Track record of success 2004 9,958 2014 # of Enterprises 2004 2014 $161k CV per Enterprise 2004 2014 Quota Bearing Headcount $ millions 5,818 $88k 443 1,881

146 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals: Track record of success Gross Margin% 19.1% EBITDA Margin% 2004 2014 2004 2014 11.8% 51.5% 60.5% 2,021 2004 2014 Revenue $ millions 894

147 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals: Track record of success 1,603 2004 2014 CV $ millions 2004 2014 Normalized EBITDA $ millions 386 103 509 3.1x 12% CAGR Free Cash Flow $ millions 2004 2014 3.7x 14% CAGR 13.6 x 30% CAGR 23 312

148 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 104% 104% 105% 105% 106% 83% 84% 84% 84% 85% Strong Fundamentals : 2014 Acceleration Q4 14 Q4 13 Q1 14 Q3 14 Q2 14 Client Retention Q3 14 Q4 14 Q1 14 Q4 13 Q2 14 Wallet Retention

149 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals: 2014 Acceleration Q4 14 Q4 13 Q1 14 Q3 14 Q2 14 Contract Value Growth Q3 14 Q4 14 Q1 14 Q4 13 Q2 14 Sales Productivity $108k $111k $123k $105k $108k 12% 13% 13% 14% 14%

150 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals 2015 Outlook Margins and Sales Productivity Cash/Capital Deployment

151 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 2015 Outlook: Core business fundamentals are strong Note: Estimated 2015 growth rates in FX neutral terms Normalized EPS (w constant tax rate) Research Consulting Events Total Revenue Normalized EBITDA Normalized EPS Constant currency 2015 Outlook 12 – 15% 14 – 16% 0 – 6% 11 – 18% 10 – 17% 7 – 16% 11 – 19%

152 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 2015 Outlook: Long - term Growth Objectives Annual Total Revenue Growth 12 – 17% Research 15 – 20% Consulting 3 – 8% Events 5 – 10%

153 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 2015 Outlook: Impact of strengthening US dollar • Gartner is a global company with businesses in 90+ countries • Matching of revenues and expenses in non - US Dollar currencies creates a natural hedge • Outlook reflects roughly 5 point impact on revenue, expense, and earnings growth rates ~ 60% US Dollar ~ 40% Non - US Dollar Revenue ~ 60% US Dollar ~ 40% Non - US Dollar Expense

154 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 2015 Outlook: Impact of strengthening US d ollar on tax rate • Tax rate sensitive to geographic mix of earnings • Certain jurisdictions outside of the US have lower tax rates than the US ~ 30% Non - US ~ 70% US ~ 25% Non - US ~ 75% US Stronger US Dollar shifts mix of profits to higher tax jurisdictions; adversely impacting the tax rate Illustrative Mix of Profits Pre USD Strengthening Illustrative Mix of Profits Post USD Strengthening

155 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 2015 Outlook: Core business fundamentals remain strong Note : Estimated 2015 growth rates in FX neutral terms Normalized EPS (w constant tax rate) Research Consulting Events Total Revenue Normalized EBITDA Normalized EPS Constant currency 2015 Outlook 12 – 15% 14 – 16% 0 – 6% 11 – 18% 10 – 17% 7 – 16% 11 – 19%

156 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Incredibly Strong Fundamentals 2015 Outlook Margins and Sales Productivity Cash/Capital Deployment

157 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Margins & Sales Productivity: Mix Note: 2015 based upon midpoint of current outlook. 13 % Events 2004 $894M 30 % Consulting 57 % Research 11 % Events 2015 $2.2B 16% Consulting 73% Research

158 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Margins & Sales Productivity: Gross Margin Note: Percentage of Gross Contribution based upon 2014 total segment contribution 2004 Segment contribution adjusted for inclusion of equity compensation expense . Incremental Target 2014 2004 Research Gross Contribution Margins 9 % Events 10% Consulting 81% Research 70% 2014 Gross Contribution 69% 61%

159 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Margins & Sales Productivity: Gross Margin Research Incremental Margins • Highly leveraged intellectual property and research assets • 70% margin target ensures we: – Have the right analysts to create mission critical insight – Deliver exceptional research – Deliver world - class service

160 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Margins & Sales Productivity: Gross Margin Note: Percentage of Gross Contribution based upon 2014 total segment contribution. 2004 Segment contribution adjusted for inclusion of equity compensation expense. 2004 2014 Incremental Target Events Gross Contribution Margins 48% 50% 9 % Events 10% Consulting 81% Research 2014 Gross Contribution 49%

161 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Margins & Sales Productivity: Gross Margin Note: Percentage of Gross Contribution based upon 2014 total segment contribution 2004 Segment contribution adjusted for inclusion of equity compensation expense. Incremental Target 2014 2004 Consulting Gross Contribution Margins 9 % Events 10% Consulting 81% Research 2014 Gross Contribution 35% 50% 34%

162 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Margin & Sales Productivity: Mix shift drives gross margin leverage Note: Growth rate assumes mid - point of 2015 FX neutral outlook 72% 73% 74% 75% 76% 77% 11% 11% 12% 12% 12% 12% 17% 16% 14% 13% 12% 11% 2014 2017 2015 2016 Research Events 2018 2019 Consulting Mix improves by approximately 1 point per year, delivering gross margin expansion of 50 bps per year into the future % mix of revenues

163 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Margin & Sales Productivity: Sales force expansion 443 550 663 806 928 942 1,049 1,268 1,417 1,643 1,881 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Direct Quota Bearing Headcount 16% CAGR

164 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Margin & Sales Productivity: Measuring sales productivity Net contract value increase ( NCVI or growth) per Account Executive (AE) • Focus on growth per AE as much of our business is renewable Measure on a rolling four quarter basis or for stand - alone periods • Rolling 4 quarter best way to measure as it eliminates seasonality

165 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Margin & Sales Productivity: Calculating NCVI per sales p erson (AE) Note: For illustrative purposes Closing CV per AE Opening CV per AE New Business $1,150k $1,000k $150k $300k Illustrative Basis Retention @ 85% $150k NCVI

166 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Margin & Sales Productivity: Calculating sales productivity Rolling Four - Quarter FX Neutral CV Growth Opening period sales headcount Average Productivity (NCVI) per AE How to calculate sales productivity:

167 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Margin & Sales Productivity: 2014 Productivity $201.6M 2014 Opening CV 2014 NCVI $1,603M 2014 Closing CV $1,402M 2014 FX Neutral NCVI $202M Opening 2014 direct quota bearing headcount 1,643 Average Productivity (NCVI) per AE $ 123k +14%

168 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Margin & Sales Productivity: Sales Productivity $127k $122k $108k $123k +14% 2014 2013 2010 2011 2012 Annual NCVI per AE $133k

169 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. $5k improvement per year (FX Neutral) 15.0% 15.6% 16.2% 16.6% 17.0% $10k improvement per year (FX Neutral) 15.6% 16.8% 17.7% 18.5% 19.0% Margin & Sales Productivity: Improving productivity accelerates growth Notes: 1 ) Sales force grows 15% per year 2) 2014 productivity put in 2015 FX terms is $ 119k Year 1 Year 2 Year 3 Year 4 Year 5 Flat Productivity (FX Neutral) 14.4% 14.5% 14.6% 14.6% 14.7% 15% per year sales headcount growth and: Contract value growth

170 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Margin & Sales Productivity: Impact on margins Increasing Sales Productivity Gross Margin Leverage Increases Leverage Per Sales Person Increases

171 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Margin & Sales Productivity: Impact on margins $5k / Year ~ 50+ bps ~(25) – 0 bps 25 – 50 bps $10k / Year ~ 60 bps ~ 0 – 40 bps 60 – 100 bps Flat Productivity Gross Margin Impact ~ 50 bps SG&A Impact ~ (50) bps EBITDA Margin Impact ~ 0 bps Cumulative productivity impact: 5 year period

172 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. • 70% incremental margin for Research is the right target • Gross margin leverage achieved through powerful business model and incremental Research economics • EBITDA margin leverage through continued improvements to sales productivity Margins & Sales Productivity: Takeaways

173 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Strong Fundamentals 2015 Outlook Margins and Sales Productivity Cash/Capital Deployment

174 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Cash & Capital Deployment: Cash Flow Generation See the attached Glossary for the definition of Free Cash Flow, and cautionary statement regarding this non - GAAP financial measu re . Free Cash Flow (a) Net Income • Upfront billing for Research • Effectively manage working capital • Non - capital intensive business $104M $86M $96M $137M $166M $183M $184M $160M $147M $192M $214M $236M $280M $312M 2008 2009 2010 2011 2012 2013 2014

175 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Cash & Capital Deployment: Priorities Strategic Acquisitions Share Re - purchases

176 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. ( $63M ) Cash & Capital Deployment: Strategic Acquisitions Strategic Acquisitions ~$439M on seven deals 2005 ( $160M ) 2009 2012 ( $18M) 2014 ( $135M ) ($ 56M) ( $1M Net ) ( $6M)

177 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Cash & Capital Deployment: Share re - purchases Note: Company has $413 million remaining on its share re - purchase authorization. 2010 212 2011 100 2013 197 2012 111 2014 Annual share re - purchase a ctivity ( $ millions) 432

178 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Cash & Capital Deployment: Share re - purchases Q4 Fully Diluted Shares Outstanding (in thousands) 2004 126,326 2014 88,956 - 29% Repurchased over $2B of stock since 2004

179 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Cash & Capital Deployment : Cumulative sources and uses $1.8B $2.0B $0.4B $2.4B Free Cash Flow Strategic Uses Acquisitions Share Re - purchase Cumulative Sources/Strategic Uses of Cash 2004 – 2014

180 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 180 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved.

181 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Why Gartner Winning Strategy Strong Value Proposition Vast Market Opportunity Exceptional Business Model Proven Track Record of Success Increasing Sales Productivity Drives Margin Expansion Continued Capital Deployment to Enhance Shareholder Value Long term Sustainable Double - digit growth

182 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. 182 © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Appendix

183 CONFIDENTIAL AND PROPRIETARY I © 2015 Gartner, Inc. and/or its affiliates. All rights reserved. Select Sales Productivity Data 2013 2014 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Rolling 12 - Month NCVI $151M $145M $145M $153M $158M $162M $179M $202M Opening Period Head Count 1,288 1,358 1,397 1,417 1,461 1,549 1,605 1,643 Average NCVI Per AE $118K $107K $104K $108K $108K $105K $111K $123K